                                                                     Exhibit 3.1

                            CERTIFICATE OF AMENDMENT

                               STOCK CORPORATION

                      Office of the Secretary of the State

  30 Trinity Street / P.O. Box 150470 / Hartford, CT 06115-0470 /Rev. 12/1999

--------------------------------------------------------------------------------

                           Space For Office Use Only

--------------------------------------------------------------------------------

1. NAME OF CORPORATION:

                                PHOTRONICS, INC.

--------------------------------------------------------------------------------



2. THE CERTIFICATE OF INCORPORATION IS (check A., B. or C.):

 XXX  A. AMENDED.

_____



_____ B. AMENDED AND RESTATED.

_____ C. RESTATED.

--------------------------------------------------------------------------------

3. TEXT OF EACH AMENDMENT / RESTATEMENT:

        RESOLVED, that the Certificate of Incorporation be amended by striking the first paragraph of Article Third in its entirety and substituting therefor the following:

   3. The aggregate number of shares which the Corporation shall have the authority to issue is 152,000,000 shares, of which 2,000,000 shares shall be shares of Preferred Stock having a par value of $0.01 per share

      (hereinafter called "Common Stock").

      The amendment shall be effective upon filing of this Certificate of

Amendment with the Secretary of State.

   (Please reference an 8 1/2 X 11 attachment if additional space is needed)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                           Space For Office Use Only

--------------------------------------------------------------------------------

4.  VOTE INFORMATION (check A., B. or C.):

    XXX

    ____A. The resolution was approved by shareholders as follows:

        (set forth all voting information required by Conn. Gen. Stat. Section

        33-800 as amended in the space provided below)

                    There was only one class of shares outstanding entitled to vote on the amendment. That class was Common Stock, par value $0.1 per share, of which 30,373,076 were outstanding on the record date for the vote. At the meeting to vote on the amendment, 25,725,980 shares of

        Common Stock were indisputably present. The vote on the amendment was

        23,466,159 shares in favor of the amendment and such vote was sufficient for approval of the amendment.

                    The amendment was adopted by the shareholders on March 20,

        2002 and by the Board of Directors on March 20, 2002.

--------------------------------------------------------------------------------



    ____B. The amendment was adopted by the board of directors without shareholder action. No shareholder vote was required for adoption.

    ____C. The amendment was adopted by the incorporators without shareholder action. No shareholder vote was required for adoption.

--------------------------------------------------------------------------------

                                  5. EXECUTION:

--------------------------------------------------------------------------------



                      Dated this 22nd day of March , 2002.

--------------------------------------------------------------------------------



    James A. Eder                        Secretary              /s/James A. Eder

--------------------------------------------------------------------------------

 Print or type name of signatory   Capacity of signatory             Signature

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                           CERTIFICATE OF AMENDMENT

                               STOCK CORPORATION

                      Office of the Secretary of the State

       30 Trinity Street/P.O. Box 150470/Hartford, CT 06115-0470/new/1-97

--------------------------------------------------------------------------------

                        Space For O?

                                       FILING 0001775353 PG 01 OF 02 VOL B-00156

                                         FILED 11/13/1997 12:31 PM PAGE 02040

                                               SECRETARY OF THE STATE

                                         CONNECTICUT SECRETARY OF THE STATE

================================================================================

1. NAME OF CORPORATION:

                               PHOTRONICS, INC.

--------------------------------------------------------------------------------



2. THE CERTIFICATE OF INCORPORATION IS (check A., B., or C.):

 XXX  A.  AMENDED.
_____

_____ B.  AMENDED AND RESTATED.

_____ C.  RESTATED.

--------------------------------------------------------------------------------

3. TEXT OF EACH AMENDMENT / RESTATEMENT:

        RESOLVED, that the Certificate of Incorporation be amended by striking the first paragraph of Article Third in its entirety and substituting therefor the following:

   3).  The aggregate number of shares which the Corporation shall have the authority to issue is 77,000,000 shares, of which 2,000,000 shares shall be shares of Preferred Stock having a par value of $0.01 per share

        (hereinafter called "Preferred Stock") and 75,000,000 shares shall be shares of Common Stock having a par value of $0.01 per share

        (hereinafter call "Common Stock").

        The amendment shall be effective upon filing of this Certificate of

   Amendment with the Secretary of State.

    (Please reference an 8 1/2 X 11 attachment if additional space is needed)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           Space For Office Use Only

                                      FILING 0001775353 PG 02 OF VOL B-00156

                                       FILED 11/13/1997 12:31 PM PAGE 02041

                                               SECRETARY OF THE STATE

                                        CONNECTICUT SECRETARY OF THE STATE

--------------------------------------------------------------------------------

4. VOTE INFORMATION (check A., B., or C.)

 XXX  A. The resolution was approved by shareholders as follows:
-----



(set forth all voting information required by Conn. Gen. Stat. section 33-800 as amended in the space provided below)

     There was only one class of shares outstanding entitled to vote on the amendment. That class was Common Stock, par value $0.01 per share, of which

12,062,368 shares were outstanding on the record date for the vote. At the meeting to vote on the amendment, 10,156,367 shares of Common Stock were indisputably present at the meeting. The vote on the amendment was 8,801,215 shares in favor of the amendment and such vote was sufficient for approval of the amendment.

     The amendment was adopted by the shareholders on November 13, 1997 and by the Board of Directors on September 12, 1997.

--------------------------------------------------------------------------------





___B. The amendment was adopted by the board of directors without shareholder action. No shareholder vote was required for adoption.

___C. The amendment was adopted by the incorporators without shareholder action.

      No shareholder vote was required for adoption.

--------------------------------------------------------------------------------

                                  5. EXECUTION

--------------------------------------------------------------------------------



                      Dated this 13th day of November, 1997

--------------------------------------------------------------------------------



      JEFFREY P. MOONAN                   SECRETARY        /s/ Jeffrey P. Moonan

--------------------------------------------------------------------------------

 Print or type name of signatory    Capacity of signatory        Signature

--------------------------------------------------------------------------------

                                      FILING 00001518585 PG 01 OF 02 VOL B-00007

                                            FILED 03/16/1995 03:00 PM PAGE 03430

                                                          SECRETARY OF THE STATE

CERTIFICATE AMENDING OR RESTATING             CONNECTICUT

SECRETARY OF THE STATE

61-38 Rev. 9/90

Stock Corporation

                              STATE OF CONNECTICUT

                             SECRETARY OF THE STATE

                               30 TRINITY STREET

                               HARTFORD, CT 06106

-------------------------------------------------------------------------------

1.  Name of Corporation (Please enter name within lines)

          PHOTRONICS, INC.

-------------------------------------------------------------------------------



2.  The Certificate if Incorporation is: (Check one)

    [X]  A.  Amended only, pursuant to Conn. Gen. Stat. Section 33-360.

    [_]  B.  Amended only, to cancel authorized shares (state number of shares to be cancelled, the class, the series, if any, and the par value.

             P.A. 90-107.)

    [_]  C.  Restated only, pursuant to Conn. Gen. Stat. Section 33-362(a)

    [_]  D.  Amended and restated, pursuant to Conn. Gen. Stat.
             Section 33-362(c).

    [_]  E.  Restated and superseded pursuant to Conn. Gen. Stat.
             Section 33-362(d).

    Set forth here the resolution of amendment and/or restatement. Use an 8

    1/2x11 attached sheet if more space is needed. Conn. Gen. Stat. Section 1-9.

         RESOLVED, that the Certificate of Incorporation be amended by striking the first paragraph of Article Third in its entirety and substituting therefor the following:

    3)  The aggregate number of shares which the Corporation shall have the authority to issue is 22,000,000 shares, of which 2,000,000 shares shall be shares of Preferred Stock having a par value of $0.01 per share

        (hereinafter called "Preferred Stock") and 20,000,000 shares shall be shares of Common Stock having a par value of $0.01 per share

        (hereinafter called "Common Stock").

    (If 2A or 2B is checked, go to 5 & 6 to complete this certificate. If 2C or

    2D is checked, complete 3A or 3B. If 2E is checked, complete 4.)

3.  (Check one)

    [_] A.  This Certificate purports merely to restate but not to change the provisions of the original Certificate of Incorporation as supplemented and amended to date, and there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented and amended to date, and the provisions of this Restated Certificate of

        Incorporation. (If 3A is checked, go to 5 & 6 to complete this certificate.).

    [_] B.  This Restated Certificate of Incorporation shall give effect to the amendment(s) and purports to restate all those provisions now in effect not being amended by such new amendment(s). (If 3B is checked, check 4,

        if true, and go to 5 & 6 to complete this Certificate.)

4.  (Check, if true)

    [_] This restated Certificate of Incorporation was adopted by the greatest vote which would have been required to amend any provision of the

        Certificate of Incorporation as in effect before such vote and supersedes such Certificate of Incorporation.

(CONN. - 1414 - 3/9/92)

                                       FILING 0001518585 PG 02 OF 02 VOL B-00007

                                            FILED 03/16/1995 03:00 PM PAGE 03431

                                                          SECRETARY OF THE STATE

                                              CONNECTICUT SECRETARY OF THE STATE

5. The manner of adopting the resolution was as follow

   [X]  A. By the board of directors and shareholders pursuant to Conn. Gen.

           Stat. Section 33 - 360

           Vote of Shareholders: (Check (i) or (ii), and check (iii) if applicable.)

           (i)   [X]  No shares are required to be voted as a class; the

                      shareholder's vote was as follows:

           Vote Required for Adoption 3,288,639      Vote Favoring Adoption

                                                     5,151,790

           (ii) [_] There are shares of more than one class entitled to vote as a class. The designation of each class required for

                      adoption of the resolution and the vote of each class in

                      favor of adoption were as follows:

                      (Use and 8 1/2 x 11 attached sheet if more space is

                      needed. Conn. Gen. Stat. (S) 1 - 9.)

           (iii) [X] Check here if the corporation has 100 or more

                      recordholders, as defined in Conn. Gen. Stat. (S) 33 -

                      311a(a)

   [_]  B. By the board of directors acting alone, pursuant to Conn. Gen. Stat.

           (S) 33 - 360(b)(2) or 33-362(a).

           The number of affirmative votes required to adopt such resolution is: _______________________

           The number of directors' voted in favor of resolution was: __________

We hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true:



(Print or Type)               Signature            (Print or Type)          Signature

--------------------------------------------------------------------------------------------


Name of Pres.                                    Name of Sec

Michael J. Yomazzo     /s/ Michael J. Yomazzo    Jeffrey P. Moonan    /s/ Jeffrey P.

Moonan

--------------------------------------------------------------------------------------------


     [_]  C. The corporation does not have any shareholders. The resolution was adopted by vote of at least two-thirds of the incorporators before the organization meeting of the corporation and approved in writing by all subscribers for shares of the corporation. If there are no subscribers, state NONE below.

We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true.

--------------------------------------------------------------------------------

Signed Incorporator      Signed Incorporator          Signed Incorporator

--------------------------------------------------------------------------------

Signed Subscriber        Signed Subscriber            Signed Subscriber

--------------------------------------------------------------------------------

           (use an 8 1/2 x 11 attached sheet if more space is needed.

                             Conn. Gen. Stat (S) 1 - 9)

6. Dated at Brookfield, CT this 16th day of March, 1995

                    Rec, CC. GS: (Type or Print)

                    ------------------------------------------------------------

                              CT Corporation System

                    ------------------------------------------------------------

                              One Commercial Plaza

                    ------------------------------------------------------------

                             Hartford, CT 06103-3597

                    ------------------------------------------------------------

                    Please provide filer's name and complete address for mailing receipt

                              CERTIFICATE AMENDING

                          CERTIFICATE OF INCORPORATION

                                       OF

                              PHOTRONIC LABS, INC.

                                  BY ACTION OF

                      BOARD OF DIRECTORS AND SHAREHOLDERS

I)   The Certificate of Incorporation is amended only by the following resolutions adopted by the Corporations' shareholders and directors:

          RESOLVED, that the Certificate of Incorporation of the Corporation be amended by striking Article FIRST in its entirety and substituting therefor the following:

     1)   The name of the corporation is Photronics, Inc.;

     Be it further

          RESOLVED, that the Certificate of Incorporation be amended by striking

     Article Third in its entirety and substituting therefor the following:

     3)   The aggregate number of shares which the Corporation shall have the authority to issue is 12,000,000 shares, of which 2,000,000 shares shall be shares of Preferred Stock having a par value of $.01 per share

     (hereinafter called "Preferred Stock") and 10,000,000 shares shall be shares of Common Stock having a par value of $.01 per share (hereinafter called "Common Stock").

          The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of the Preferred Stock shall be as follows:

          a)  The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of

          Preferred Stock in one or more series, with such voting powers, full or limited, or without voting powers and with such designations,

          preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, and as are not stated and expressed in this Certificate of Incorporation,

          or any amendment thereto, including (but without limiting the generality of the foregoing) the following:

              (i) The designation of such series;

      (ii) The dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes of any other series of capital stock, and whether such dividends shall be cumulative or non-cumulative;

      (iii) Whether the shares of such series shall be subject to redemption by the Corporation, and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

      (iv) The terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

      (v) Whether or not the shares of such series shall be convertible into or exchangeable for shares or any other class or classes of capital stock of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange;

      (vi) The extent, if any, to which the holders of the shares of such series shall be entitled to vote as a class or otherwise with respect to the election of the directors or otherwise;

      (vii) The restrictions, if any, on the issue or release of any additional

             Preferred Stock;

      (viii) The rights of the holders of the shares of such series upon the dissolution of, or upon the distribution of assets of, the

             Corporation.

b)    Except as otherwise required by law and except for such voting powers with respect to the election of directors or other matters as may be stated in the resolutions of the Board of Directors creating any series of Preferred Stock,

the holders of any such series shall have no voting power whatsoever.

      Subject to the provisions of any applicable law, or except as otherwise provided by the resolution or resolutions providing for the issue of any series of Preferred Stock, the holders of outstanding shares of Common Stock shall exclusively possess voting power for the election of directors and for all other purposes, each holder of record of shares of Common Stock being entitled to one vote for each share of Common Stock standing in his name on the books of the

Corporation.

     Except as otherwise provided by the resolution or resolutions providing for the issue of any series of Preferred Stock, after payment shall have been made to the holders of Preferred Stock of the full amount of dividends to which they shall be entitled pursuant to the resolution or resolutions providing for the issue of any series of Preferred Stock, the holders of Common Stock shall be entitled, to the exclusion of the holders of Preferred Stock of any and all series, to receive such dividends as from time to time may be declared by the

Board of Directors.

     Except as otherwise provided by the resolution or resolutions providing for the issue of any series of Preferred Stock, in the event of any liquidation,

dissolution or winding up of the Corporation, whether voluntary or involuntary,

after payment shall have been made to the holders of Preferred Stock of the full amount to which they shall be entitled pursuant to the resolution or resolutions providing for the issue of any series of Preferred Stock, the holders of Common

Stock shall be entitled, to the exclusion of the holders of Preferred Stock of any and all series, to share, ratably according to the number of shares of

Common Stock held by them, in all remaining assets of the Corporation available for distribution to its shareholders.

Be it further

     RESOLVED, that the Certificate of Incorporation of this Corporation be amended by adding Article EIGHTH in the following form:

8)   The shareholders of the Corporation shall not have any pre-emptive or preferential rights to subscribe for, purchase or receive any shares of stock of the Corporation (or any obligation convertible into shares of stock,

including without limitation, warrants, subscription rights or options to acquire shares) which the Corporation may issue or sell.

Be it further

     RESOLVED, that the Certificate of Incorporation of this Corporation be amended by adding Article NINTH in the following form:

9) The personal liability of any Director to the Corporation or its shareholders for monetary damages for breach of duty as a Director is hereby limited to the amount of the compensation received by the Director for serving the Corporation during the year of the violation if such breach did not

(a) involve a knowing and culpable violation of law by the Director, (b) enable the Director or an associate, as defined in subdivision (3) of Section 33-374d of the Connecticut General Statutes, to receive an improper personal economic gain, (c) show a lack of good faith and a conscious disregard for the duty of the Director to the Corporation under circumstances in which the Director was aware that his conduct or omission created an unjustifiable risk of serious injury to the

        Corporation, (d) constitute a sustained and unexcused pattern of inattention that amounted to an abdication of the Director's duty to the

        Corporation, or (e) create liability under Section 33-321 of the

        Connecticut General Statutes. This Article shall not limit or preclude the liability of any Director for any act or omission occurring prior to the effective date of this Article. Any repeal or modification of this

        Article by the shareholders of the Corporation shall not adversely affect any right or protection of a Director of the Corporation existing at the time of such repeal or modification.

II)     The above resolutions were adopted by the Shareholders and the Board of

        Directors.

III) Number of Recordholders:

        At the time of the shareholders vote approving these amendments to the

        Certificate of Incorporation, the Corporation had at least one hundred recordholders.

IV) Vote of Shareholders:

                                  Total Voting

        Number of Shares         Power of Shares        Vote Required   Favoring

        Entitled to Vote        Entitled to Vote        For Adoption    Adoption

        ----------------        ----------------        ------------    --------

            3,191,100               3,191,100             1,594,801    2,507,209



        Dated at Brookfield Center, Connecticut the 16th day of March, 1990.

        We hereby declare under the penalties of false statement that the statements made in the foregoing certificate are true.

                                                /s/ Constantine Macricostas

                                                --------------------------------

             FILED                              Constantine Macricostas

     STATE OF CONNECTICUT                               President

         APR 9 - 1990

                                                    /s/ Jeffrey P. Moonan

                                                --------------------------------

                                                       Jeffrey P. Moonan

                                                           Secretary

VOL 1071

                              CERTIFICATE AMENDING

                          CERTIFICATE OF INCORPORATION

                         OF PHOTRONIC LABS INCORPORATED

                                  BY ACTION OF

                      BOARD OF DIRECTORS AND SHAREHOLDERS

          1.  The Certificate of Incorporation is amended only by the following resolutions adopted by the Corporations' shareholders and directors:

          RESOLVED, that the Certificate of Incorporation of the Corporation be amended by striking Article FIRST in its entirety and replacing therefor:

          1.  The name of the Corporation is Photronic Labs, Inc.;

          Be it further

          RESOLVED, that the Certificate of Incorporation of this Corporation be amended by striking Article Third in its entirety and substituting therefor:

          2.  The total number of shares of stock which the Corporation shall have authority to issue is 5,000,000 shares with a par value of $.01 each shall be Common Stock.

          3.  The above resolutions were adopted by the Shareholders and the

     Board of Directors.

          4.  Vote of Shareholders:

                      Total Voting

Number of Shares     Power of Shares     Vote Required     Vote Favoring

Entitled to Vote     Entitled to Vote    For Adoption         Adoption

----------------     ----------------    ------------      -------------


     4200                  4200              2101               4200









          Dated at Brookfield Center, Connecticut the 20th day of June, 1986.

          We hereby declare under the penalties of false statement that the statements made in the foregoing certificate are true.

                                             /s/ Constantine Macricostas

                                             ---------------------------------

                                             Constantine Macricostas

                                    President

                                             /s/ Michael J. Yomazzo

                                             ---------------------------------

                               Michael J. Yomazzo

                                    Secretary

CERTIFIED OF INCORPORATION                                  For office use only

STOCK CORPORATION

61-5 REV. 9-45                                              ACCOUNT NO.

                                                            P. 52357

                              STATE OF CONNECTICUT

                             SECRETARY OF THE STATE

We, the incorporators, certify that we hereby associate ourselves as a body politic and corporate under the Stock Corporation Act of the State of Connecticut.

1.   The name of the corporation is Photronic Labs Incorparated

2. The nature of the business to be transacted, or the purpose to be promoted or carried out by the corporation, are as follows:

     a)        To engage and participate in the business of precision scientific photography and related processes.

     b)        To purchase or otherwise acquire, own, mortgage, lease, sell,

         convey or otherwise dispose of or utilize or deal in and with real property, goods, wares, merchandise and personal property of every kind and description and wherever located.

     c)        To carry on any other lawful business whatever in connection with the foregoing, or calculated directly or indirectly, to promote the interests of this corporation, or to enhance the value of its properties; to have, enjoy, and exercise all rights, powers and privileges which are now or may hereafter be conferred upon business corporations organized under the general corporation laws of

         Connecticut; to do any and all things necessary or proper for the accomplishment of any of the purposes or the attainment of any objects hereinbefore set forth, and in general to do every other act or thing pertaining to the foregoing purposes or powers to the same extent that a natural person might lawfully do in any part of the world.

     d)        The foregoing clauses shall be construed as both objects and powers and the enumeration of specific objects or powers shall not be deemed to limit or restrict in any manner the objects and powers of this corporation. All such objects and powers shall be deemed to be furtherance of and in addition to the general powers conferred by the laws of the State of Connecticut upon business corporations organized under the general corporation laws of the State.

3. The designation of each class of shares, the authorized number of shares of each such class,  and the par value (if any) of each share thereof,  are as follows:

                             Common Stock

                         [X] 5,000 Shares

                         [X] $10.00 par value

4. The terms, limitations and relative rights and preferences of each class of shares and series thereof (if any), or an express grant of authority to the board of directors pursuant to Section 33-341, 1959 Supp. Conn. G.S., are as follows:

               All Common Stock with equal rights and preferences and no series or special authority.

     The minimum amount of stated capital with which the corporation shall commence business is $9,000.00 NINE THOUSAND AND NO/100 dollars. (Not less than

one thousand dollars)

6.   Other provisions

     The address of the corporation is 20 Ta'Agan Point Road, Danbury,

          Connecticut.

7. Said corporation is to commence operations immediately and its duration is unlimited.

Dated at Danbury this 24/th/ day of Feburary, 1969

We hereby declare, under the penalties of perjury, that the statements made in the foregoing certificate are true.



-----------------------------------------------------------------------------------------------------------------------------------

NAME OF INCORPORATOR (Print or Type)         NAME OF INCORPORATOR

(Print or Type)         NAME OF INCORPORATOR (Print or Type)


1. Armindo J. Rebeiro                        2. Gerard P. Keehan                          3. Edward

O. Law

-----------------------------------------------------------------------------------------------------------------------------------

SIGNED (Incorporator)                        SIGNED (Incorporator)                        SIGNED

(Incorporator)

1./s/ Armindo J. Rebeiro                     2. /s/ Gerard P. Keehan                      3. /s/

Edward O. Law

-----------------------------------------------------------------------------------------------------------------------------------

NAME OF INCORPORATOR (Print or Type)         NAME OF INCORPORATOR

(Print or Type)         NAME OF INCORPORATOR (Print or Type)

4. Larry L. Sharp                            5. Edward G. Keehan                          6. Constantine

S. Macricostas

-----------------------------------------------------------------------------------------------------------------------------------

SIGNED (Incorporator)                        SIGNED (Incorporator)                        SIGNED

(Incorporator)

4. /s/ Larry L. Sharp                        5. /s/ Edward G. Keehan                      6. /s/

Constantine S. Macricostas

-----------------------------------------------------------------------------------------------------------------------------------

                                                           FRANCISE FEE       FILING FEE   TOTAL FEES

    FOR

               FILED State of Connecticut                      $ 50.             $ 20.         $70.



--------------------------------------------------------------------------

  OFFICIAL                                                  SIGNED (For Secretary of the State)

                  FEB 28 1969 - 11 30 AM

                                                                 /s/ [ILLEGIBLE]^^

    USE

--------------------------------------------------------------------------

           /s/ Ella T. Grasso Secretary of State By         CERTIFIED COPY SENT ON(Date)        INITIALS

                                                                Receipt sent to: 4-18-69          PMM

--------------------------------------------------------------------------

                                                            To Cutsumpas, Collins & Hannafin, Esq.

                                                            148 Deer Hill Ave., Danbury, Ct 06810

--------------------------------------------------------------------------

                                                            CARD                      LIST                   PROOF

                                                                                                             CP - CO

===================================================================================================================================


                                                   -----------------------------

VOL 759 - 741                                           For office use only

                                                   -----------------------------

APPOINTMENT OF STATUTORY AGENT FOR SERVICE           ACCOUNT NO.

DOMESTIC CORPORATION                                 P 52357

                                                   -----------------------------

TO: The Secretary of the State of Connecticut        INITIALS

                                                              JB

                                                   -----------------------------



===============================================================================================================================

NAME OF CORPORATION

                          Photronic Labs Incorporated

-------------------------------------------------------------------------------------------------------------------------------

                                                      APPOINTMENT

-------------------------------------------------------------------------------------------------------------------------------

The above corporation appoints as its statutory agent for service, one of the following:

-------------------------------------------------------------------------------------------------------------------------------

NAME OF NATURAL PERSON WHO IS RESIDENT OF CONNECTICUT

BUSINESS ADDRESS

                                                               20 Ta'Agan Point Road, Danbury

----------------------------------------------------------------

         Armindo J. Rebeiro                                    RESIDENCE ADDRESS

                                                               Ta'Agan Point Road, Danbury

-------------------------------------------------------------------------------------------------------------------------------

NAME OF CONNECTICUT CORPORATION                                ADDRESS OF

PRINCIPAL OFFICE IN CONN. (if none, enter address of

                                                               appointee' statutory agent for services)

-------------------------------------------------------------------------------------------------------------------------------

NAME OF CORPORATION not Original Under the Laws of Conn.       ADDRESS OF

PRINCIPAL OFFICE IN CONN. (if none, enter "Secretary

                                                               or the State Connecticut")

-------------------------------------------------------------------------------------------------------------------------------

Which has occurred a Certificate of Authority to transact business or conduct affairs in this state.

-------------------------------------------------------------------------------------------------------------------------------

                                                    AUTHORIZATION

-------------------------------------------------------------------------------------------------------------------------------

                      NAME OF INCORPORATOR (Print or type)               SIGNED

(Incorporator)           DATE

  ORIGINAL

APPOINTMENT           Gerard P. Keehan                                   /s/ Gerard P. Keehan

                    ------------------------------------------------------------------------------

                      NAME OF INCORPORATOR (Print or type)               SIGNED

(Incorporator)

(Must be signed

 by a majority        Edward O. Law                                      /s/ Edward O. Law

February 24, 1969

of incorporators)

------------------------------------------------------------------------------

                      NAME OF INCORPORATOR (Print or type)               SIGNED

(Incorporator)

                      Edward G. Keehan                                   /s/ Edward G. Keehan

-------------------------------------------------------------------------------------------------------------------------------

                      NAME OF PRESIDENT, VICE PRESIDENT, OR SEC.         SIGNED

(President or Vice       DATE

SUBSEQUENT                                                               President, or Secretary)

APPOINTMENT

                                                                         /s/ Armindo J. Rebeiro

-------------------------------------------------------------------------------------------------------------------------------









-------------------------------------------------------------------------------------------------------------------------------

                                                     ACCEPTANCE

-------------------------------------------------------------------------------------------------------------------------------

               NAME OF STATUTORY AGENT FOR SERVICE (Print or Type)

SIGNED (Statutory Agent for service)

Accepted:           Armindo J. Rebeiro                                   /s/ Armindo J. Rebeiro

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                                         FILING FEE                         CERTIFICATION FEE

TOTAL FEES

                                         $                                  $                              $



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 For       FILED State of Connecticut    SIGNED (For Secretary of the State)

office

 use

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 only         FEB 28 1969 - 11 30 AM     CERTIFIED COPY SENT ON (Date)

INITIALS

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           Ella T. Grass a Secretary of  TO

           State By_________________

           /s/ Ella T. Grass

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                                         CARD                               LIST                           PROOF

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